UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 19, 2010

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 19, 2010, Cubist Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $400 million aggregate principal amount of 2.50% Convertible Senior due 2017 (the “Notes”), or $450 million aggregate principal amount if the underwriters’ over-allotment option to purchase additional Notes is exercised in full.

On October 25, 2010, the Company completed the issuance and sale of $450 million aggregate principal amount of Notes after the underwriters exercised their over-allotment option in full.  In connection with the issuance and sale of the Notes, the Company entered into an indenture governing the Notes with the Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”).

The Notes were registered on Form S-3 under the Securities Act of 1933 (Registration Statement No. 333-170001) (the “Registration Statement”).  In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement, the Indenture, the form of the Notes and the opinion of Ropes & Gray LLP relating to the validity of the Notes as exhibits to this filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of October 19, 2010, by and between the Company and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named in Schedule I thereto.

4.1	Indenture, dated as of October 25, 2010 by and between the Company and the Bank of New York Mellon Trust Company, N.A., as trustee, including the form of Global Note attached as Exhibit A thereto.

5.1	Opinion of Ropes & Gray LLP, with respect to the validity of the Notes registered.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

Date: October 25, 2010	By:	/s/ David W.J. McGirr
David W.J. McGirr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of October 19, 2010, by and between the Company and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named in Schedule I thereto.

4.1	Indenture, dated as of October 25, 2010 by and between the Company and the Bank of New York Mellon Trust Company, N.A., as trustee including the form of Global Note attached as Exhibit A thereto.

5.1	Opinion of Ropes & Gray LLP, with respect to the validity of the Notes registered.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).